B U S I N E S S U P D A T E A N D F O U R T H Q U A R T E R 2 0 1 4 E A R N I N G S P R E S E N T A T I O N Artisan Partners Asset Management

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is President and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a Chartered Financial Analyst. • 22 years of industry experience • 10 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 27 years of industry experience • 4 years at Artisan Partners

FIRM FACTS

- Founded in 1994; focused on providing high value-added investment strategies
- Six autonomous investment teams managing fourteen investment strategies for sophisticated, institutional investors
- Principal offices in Milwaukee, San Francisco, Atlanta, New York, Kansas City and London, with approximately 343 associates
- Approximately $107.9 billion under management as of December 31, 2014

MANAGEMENT TEAM

Eric R. Colson
Chief Executive Officer

Charles (C.J.) Daley, Jr.
Chief Financial Officer

Sarah A. Johnson
Chief Legal Officer

Dean J. Patenaude
Head of Global Distribution

AUM by Investment Team



Emerging Markets 1%
Credit <1%
Growth 23%
Global Equity 29%
U.S. Value 17%
Global Value 30%

AUM by Distribution Channel[1]



Retail 6%
Intermediary 31%
Institutional 63%

As of December 31, 2014. [1]The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT 2

BUSINESS PHILOSOPHY & APPROACH

High Value Added Investment Firm	Talent Driven Business Model	Thoughtful Growth
Active Strategies	Designed for Investment Talent to Thrive	Active Talent Identification
Autonomous Franchises	Managed by Business Professionals	Entrepreneurial Commitment
Proven Results	Structured to Align Interests	Focus on Long-Term Global Demand

Since its founding, Artisan has built its business based upon a consistent philosophy and business model.

ARTISAN PARTNERS ASSET MANAGEMENT 3

LONG-TERM INVESTMENT RESULTS — Full Cycle Return Goals

Process Consistency

Wealth Compounding

Index Outperformance

Peer Outperformance

Global Equity Team	Strategy Inception	AUM (in billions)	Average Annual Value Added Since Inception[1]
Non-U.S. Growth Strategy	1/1/96	$ 29.4	6.65%
Non-U.S. Small-Cap Growth Strategy	1/1/02	$ 1.2	4.59%
Global Equity Strategy	4/1/10	$ 0.7	5.77%
Global Small-Cap Growth Strategy	7/1/13	$ 0.1	(7.66%)
U.S. Value Team			
U.S. Mid-Cap Value Strategy	4/1/99	$ 13.7	4.81%
U.S. Small-Cap Value Strategy	6/1/97	$ 2.4	3.83%
Value Equity Strategy	7/1/05	$ 2.0	(0.24%)
Growth Team			
U.S. Mid-Cap Growth Strategy	4/1/97	$ 16.6	5.58%
U.S. Small-Cap Growth Strategy	4/1/95	$ 2.7	0.88%
Global Opportunities Strategy	2/1/07	$ 5.1	5.75%
Global Value Team			
Non-U.S. Value Strategy	7/1/02	$ 16.9	7.31%
Global Value Strategy	7/1/07	$ 15.6	6.22%
Emerging Markets Team			
Emerging Markets Strategy	7/1/06	$ 0.8	(0.82%)
Credit Team			
High Income Strategy	4/1/14	$ 0.6	3.00%

Note: Data as of and through December 31, 2014. [1] Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. High Income strategy performance began on April 1, 2014, only has a nine month performance track record and value-add percentage has not been annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 4

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 5 INVESTMENT PERFORMANCE — Outperformance and Rankings Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross composite performance had outperformed the benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of December 31, 2014. Lipper rankings are based on total return, are historical, and do not represent future results. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance. % of AUM in Outperforming Strategies 96% 96% 95% 100% 96% 74% 76% 96% 100% 96% 91% 91% 79% 100% 98% 58% 82% 82% 100% 97% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year Inception 2011 2012 2013 2014 % of AUM by Overall Lipper Ranking % of AUM by Overall Morningstar RatingTM

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 6 2014 YEAR-IN-REVIEW — Market Performance 40% 22% 12% 2% -14%-20% -10% 0% 10% 20% 30% 40% 50% Quintile 1 Quintile 2 Quintile 3 Quintile 4 Quintile 5 P e r f o r m a n c e 1-Year Momentum Russell 3000® Index As of December 31, 2014. Sources: Factset/Russell/Morningstar. Momentum is also referred to as relative strength. Relative strength is defined as the absolute performance of a stock over the previous 52 weeks, in percentage terms. Peer rankings are based on the mutual funds in the listed Morningstar categories as of December 31, 2014. “Bear Market” is for the time period April 1, 2008 through March 31, 2009. “Bull Market” is for the time period April 1, 2009 through December 31, 2014. Past performance does not guarantee and is not a reliable indicator of future results. Morningstar data© 2015, Morningstar, Inc. All Rights Reserved. Morningstar data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar Category Managers in Top Quintile during Bear Market Managers in Bottom Quintile during Bear Market Quintile Spread US Small Value 88 18 71 US Mid Value 63 13 50 Foreign Small/Mid Value 92 46 46 US Large Value 75 37 38 Foreign Small/Mid Growth 64 28 36 Foreign Large Value 67 31 36 World Stock 63 37 26 US Small Growth 66 46 20 Diversified Emerging Markets 56 38 18 US Mid Growth 55 42 13 Foreign Large Growth 51 59 (8) US Large Growth 49 61 (12) Median Bull Market Peer Rankings  Russell 3000® Index 1-Year Performance: 12.56%

2014 YEAR-IN-REVIEW — Firm Asset Diversification

Channel Diversification[1]


Retail
6%
Intermediary
31%
Institutional
63%

Team Diversification


Emerging Markets
1%
Credit
<1%
Growth
23%
Global Equity
29%
U.S. Value
17%
Global Value
30%

AUM by Vehicle


UCITS
2%
Separate Accounts
44%
Artisan Funds
54%

AUM by Client Domicile


Non-U.S.
13%
U.S.
87%

[1] The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT 7

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 8 2014 YEAR-IN-REVIEW — Firm Asset Diversification $0.9 $3.7 $4.9 $7.9 $11.9 $13.9 8 10 19 32 55 76 0 10 20 30 40 50 60 70 80 90 100 $0 $2 $4 $6 $8 $10 $12 $14 $16 2009 2010 2011 2012 2013 2014 Non-U.S. Assets Under Management ($bn) Number of Non-U.S. Relationships Non-U.S. Assets Under Management and Relationships  Non-U.S. marketing and distribution efforts continue to be thoughtful and measured  Committed to a non-U.S. client base consisting of sophisticated investors with long-term focus Data as at December 31 of each year.

2014 YEAR-IN-REVIEW — Capital Structure

- Employees continue to own a substantial portion of the economic interests in the firm
- Hellman & Friedman's APAM ownership shifted to public investors
- Alignment of interests continues to be a focus through the issuance to employees of standard RSAs and Career Shares

Standard RSAs Vesting Criteria	Career Shares Vesting Criteria
▪ 5-year pro rata vesting schedule ▪ 20% of award vests in each of the five years after grant, subject to continued employment	Vesting occurs only at retirement and requires all of the following: ▪ 5-year pro rata vesting schedule ▪ Recipient must have at least 10 years with Artisan at retirement ▪ Portfolio Managers and Named Executive Officers must give three years prior written notice of retirement[1] ▪ Other employees must give one year prior written notice of retirement[2]

The description of standards RSAs and Career Shares is a summary. There are exceptions to the vesting rules described, including in the event of death, disability or a change in control of the company. [1] This can be reduced to not less than one year at Artisan's discretion. [2] This can be reduced to not less than six months at Artisan's discretion.

ARTISAN PARTNERS ASSET MANAGEMENT 9

2014 YEAR-IN-REVIEW — Investment Team Update



Growth Team
Global Equity Team
U.S. Value Team
Global Value Team
Emerging Markets Team
Credit Team

CREDIT TEAM

Investment Team

- Bryan Krug - Portfolio Manager
- 3 Analysts
- 1 Dedicated Trader

Location: Kansas City

High Income Fund

- Investor Share Class
- Advisor Share Class
- Assets $565 million at 12/31/14

Business Management Priorities

- Protect Portfolio Management Time
- Prioritize Alpha
- Cautious Early Marketing

As of December 31, 2014.

ARTISAN PARTNERS ASSET MANAGEMENT 10

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 11 SUMMARY OF DECEMBER 2014 QUARTER AND CALENDAR YEAR RESULTS Quarter Year Ending Assets Under Management $107.9 billion $107.9 billion Average AUM $106.9 billion $107.9 billion Net Client Cash Flows ($538) million $788 million Revenues $206.0 million $828.7 million GAAP Operating Margin 37.8% 37.0% Net Income (Loss) per Basic and Diluted Share $0.58 ($0.37) Adjusted Adjusted Operating Margin 43.9% 44.9% Adjusted Net Income per Adjusted Share $0.76 $3.17 Capital Management –Declaration Date: February 2nd –Record Date: February 13th –Payable Date: February 27th Dividend of $1.55 per share of Class A common stock comprised of a special annual dividend of $0.95 and quarterly dividend of $0.60

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 12 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) Net Client Cash Flows $105.5 $107.4 $112.0 $106.2 $107.9 $101.0 $106.2 $108.2 $110.2 $106.9 4Q13 1Q14 2Q14 3Q14 4Q14 Assets Under Management Ending Assets Under Management Average Assets Under Management $1.5 $1.4 $0.6 (0.6) (0.5) 4Q13 1Q14 2Q14 3Q14 4Q14 Quarter $7.2 $0.8 2013 2014 Annual

GLOBAL DISTRIBUTION (in billions)

Non-U.S. Client AUM



11%
11%
12%
12%
13%
$11.9
$11.9
$13.5
$13.0
$13.9
4Q13
1Q14
2Q14
3Q14
4Q14
Non-U.S. Client AUM as a % of Firmwide AUM
Non-U.S. Client AUM

U.S. vs. Non-U.S. Client Net Flows



Quarter
$1.5
<$0.1
$1.3
<$0.1
(0.3)
$0.9
(0.6)
<$0.1
(1.1)
$0.6
4Q13
1Q14
2Q14
3Q14
4Q14
U.S.
Non-U.S.
Annual
$5.9
$1.3
(0.7)
$1.5
2013
2014
U.S.
Non-U.S.

ARTISAN PARTNERS ASSET MANAGEMENT 13

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14 FINANCIAL RESULTS — Financial Highlights Average AUM (in billions) Revenues (in millions) Quarter Annual $101.0 $110.2 $106.9 4Q13 3Q14 4Q14 $89.5 $107.9 2013 2014 $197.6 $212.4 $206.0 4Q13 3Q14 4Q14 $685.8 $828.7 2013 2014

FINANCIAL RESULTS — Financial Highlights

Adjusted Operating Margin[1]


Quarter
Annual
42.9%
44.0%
43.9%
42.1%
44.9%
4Q13
3Q14
4Q14
2013
2014

Adjusted Net Income (in millions) & Adjusted Net Income per Share[1]


$55.0
$0.77
$57.4
$0.79
$55.5
$0.76
$180.3
$2.54
$228.9
$3.17
4Q13
3Q14
4Q14
2013
2014
Adjusted Net Income
Adjusted Net Income per Adjusted Share
Adjusted Net Income
Adjusted Net Income per Adjusted Share

[1] Operating Margin (GAAP) for the quarters ended December 31, 2013, September 30, 2014, and December 31, 2014 was 29.6%, 38.1%, and 37.8%, respectively, and for the years ended December 31, 2013 and December 31, 2014 was (38.1)% and 37.0%, respectively. Net Income attributable to APAM for the quarters ended December 31, 2013, September 30, 2014, and December 31, 2014 was $10.1M, $20.4M, and $21.3M, respectively, and for the years ended December 31, 2013 and December 31, 2014 was $24.8M and $69.6M, respectively. Net Income (Loss) per basic and diluted share for the quarters ended December 31, 2013, September 30, 2014, and December 31, 2014 was $(3.04), $0.57, and $0.58, respectively, and for the years ended December 31, 2013 and December 31, 2014 was $(2.04) and $(0.37), respectively. See page 20 for a reconciliation of GAAP to Non-GAAP ("Adjusted") *Measures*

ARTISAN PARTNERS ASSET MANAGEMENT
15

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 16  Salary & Incentives includes incentive compensation, which decreased in the December 2014 quarter as compared to the September 2014 quarter due to lower revenues.  The equity based compensation expense of $7.7 million in the December 2014 quarter is the quarterly amortization of the equity grants we have made since our March 2013 IPO. FINANCIAL RESULTS — Compensation & Benefits (in millions) December 2014 % of Rev. September 2014 % of Rev. December 2013 % of Rev. Salary & Incentives 76.5$ 37.1% 78.8$ 37.1% 76.3$ 38.6% Benefits & Payroll taxes 4.2 2.0% 5.0 2.4% 4.1 2.1% Equity Based Compensation Expense 7.7 3.7% 6.9 3.2% 4.1 2.1% Subtotal Compensation and Benefits 88.4 42.9% 90.7 42.7% 84.5 42.8% Pre-offering related compensation 12.5 6.1% 12.4 5.8% 23.7 12.0% Cash retention award - 0.0% - 0.0% 3.3 1.7% Total Compensation and Benefits 100.9$ 49.0% 103.1$ 48.5% 111.5$ 56.4% For the Three Months Ended

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 17 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $211.8 $182.3 4Q13 4Q14 Cash (in millions) $200.0 $200.0 4Q13 4Q14 Borrowings (in millions) 0.7x 0.5x 4Q13 4Q14 Leverage Ratio1 $132.3 $107.5 4Q13 4Q14 Equity (in millions)

FINANCIAL RESULTS — Dividends


Quarterly Dividend Rate
$0.43
$0.55
$0.60
2013
2014
1Q15


Special Annual Dividends
$1.63
$0.95
1Q14
1Q15


Total Quarterly and Special Annual Dividends
$3.04
$3.20
3Q13/4Q13/1Q14
2Q14/3Q14/4Q14/1Q15

Note: Time periods noted above represent the period in which the dividends were paid

ARTISAN PARTNERS ASSET MANAGEMENT
18

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP ("ADJUSTED") MEASURES (in millions)

	Three Months Ended			Twelve Months Ended	
	December 31 2014	September 30 2014	December 31 2013	December 31 2014	December 31 2013
Net income attributable to Artisan Partners Asset Management Inc. (GAAP)	**21.3**	**20.4**	**10.1**	**69.6**	**24.8**
Add back: Net income (loss) attributable to noncontrolling interests - APH	40.2	43.2	50.5	173.1	(269.6)
Add back: Provision for income taxes	13.6	15.4	9.3	48.8	26.4
Add back: Pre-offering related compensation - share-based awards	12.5	12.4	23.7	64.7	404.2
Add back: Offering related proxy expense	-	-	2.6	0.1	2.9
Add back: Net (gain) loss on the tax receivable agreements	-	(0.3)	-	4.2	-
Less: Net gain (loss) on the valuation of contingent value rights	-	-	9.3	-	49.6
Adjusted income (loss) before income taxes	87.6	91.1	86.9	360.5	282.1
Less: Adjusted provision for income taxes	32.1	33.7	31.9	131.6	101.8
Adjusted net income (loss) (Non-GAAP)	**55.5**	**57.4**	**55.0**	**228.9**	**180.3**
Average shares outstanding (in millions)					
Class A common shares	31.5	30.4	16.1	27.5	13.8
Assumed conversion or exchange of:				-	-
Unvested restricted shares	2.7	2.6	1.6	2.1	0.9
Convertible preferred shares outstanding	-	-	1.7	0.4	2.3
Artisan Partners Holdings LP units outstanding (non-controlling interest)	38.7	39.7	52.1	42.2	53.9
Adjusted shares	72.9	72.7	71.5	72.2	70.9
Adjusted net income per adjusted share (Non-GAAP)	$ 0.76	$ 0.79	$ 0.77	$ 3.17	$ 2.54
Operating income (loss) (GAAP)	**77.9**	**81.0**	**58.4**	**306.9**	**(261.2)**
Add back: Pre-offering related compensation - share-based awards	12.5	12.4	23.7	64.7	404.2
Add back: Offering related proxy expense	-	-	2.6	0.1	2.9
Adjusted operating income (loss) (Non-GAAP)	**90.4**	**93.4**	**84.7**	**371.7**	**288.9**
Adjusted operating margin (Non-GAAP)	**43.9%**	**44.0%**	42.9%	44.9%	42.1%

ARTISAN PARTNERS ASSET MANAGEMENT

20

LONG-TERM INVESTMENT RESULTS

As of December 31, 2014	Average Annual Total Returns (Gross) 1 Yr	3 Yr	5 Yr	7 Yr	10 Yr	Inception	Average Annual Value-Added Since Inception (bp)
Global Equity Team							
Artisan Non-U.S. Growth *(Inception: 1-Jan-96)*	0.78%	17.47%	10.17%	3.19%	8.39%	11.36%	665
MSCI EAFE Index	*-4.90%*	*11.05%*	*5.33%*	*-0.47%*	*4.43%*	*4.70%*	
Artisan Non-U.S. Small-Cap Growth *(Inception: 1-Jan-02)*	-10.22%	17.10%	9.81%	3.49%	10.78%	14.69%	459
MSCI EAFE Small Cap Index	*-4.95%*	*13.82%*	*8.63%*	*2.35%*	*6.04%*	*10.10%*	
Artisan Global Equity *(Inception 1-Apr-10)*	4.69%	21.34%	-	-	-	14.73%	577
MSCI All Country World Index	4.16%	14.09%	-	-	-	8.95%	
Artisan Global Small-Cap Growth *(Inception 1-Jul-13)*	-8.01%	-	-	-	-	5.48%	-766
MSCI All Country World Small Cap Index	1.78%	-	-	-	-	13.14%	
U.S. Value Team							
Artisan U.S. Mid-Cap Value *(Inception: 1-Apr-99)*	2.70%	16.74%	14.67%	10.80%	11.03%	14.46%	481
Russell Midcap® Index	*13.22%*	*21.38%*	*17.18%*	*8.91%*	*9.56%*	*9.64%*	
Artisan U.S. Small-Cap Value *(Inception: 1-Jun-97)*	-6.41%	9.04%	8.66%	7.41%	7.87%	11.99%	383
Russell 2000® Index	*4.89%*	*19.19%*	*15.54%*	*8.18%*	*7.76%*	*8.17%*	
Artisan Value Equity *(Inception: 1-Jul-05)*	5.90%	15.46%	13.09%	7.04%	-	8.13%	-24
Russell 1000® Index	*13.24%*	*20.60%*	*15.63%*	*7.48%*	-	*8.38%*	
Growth Team							
Artisan U.S. Mid-Cap Growth *(Inception: 1-Apr-97)*	6.95%	21.59%	18.89%	10.73%	11.83%	16.28%	558
Russell Midcap® Index	*13.22%*	*21.38%*	*17.18%*	*8.91%*	*9.56%*	*10.70%*	
Artisan U.S. Small-Cap Growth *(Inception: 1-Apr-95)*	0.36%	20.10%	17.99%	9.70%	8.88%	10.38%	88
Russell 2000® Index	*4.89%*	*19.19%*	*15.54%*	*8.18%*	*7.76%*	*9.50%*	
Artisan Global Opportunities *(Inception: 1-Feb-07)*	3.75%	19.65%	16.12%	8.50%	-	9.46%	575
MSCI All Country World Index	*4.16%*	*14.09%*	*9.16%*	*2.72%*	-	*3.71%*	
Global Value Team							
Artisan Non-U.S. Value *(Inception: 1-Jul-02)*	1.10%	18.29%	13.32%	8.70%	10.45%	13.80%	731
MSCI EAFE Index	*-4.90%*	*11.05%*	*5.33%*	*-0.47%*	*4.43%*	*6.49%*	
Artisan Global Value *(Inception: 1-Jul-07)*	6.16%	19.64%	15.71%	10.43%	-	8.97%	622
MSCI All Country World Index	*4.16%*	*14.09%*	*9.16%*	*2.72%*	-	*2.75%*	
Emerging Markets Team							
Artisan Emerging Markets *(Inception: 1-Jul-06)*	-2.80%	3.63%	-0.42%	-2.26%	-	4.57%	-82
MSCI Emerging Markets Index	*-2.19%*	*4.04%*	*1.78%*	*-1.34%*	-	*5.40%*	
Credit Team							
Artisan High Income *(Inception: 1-Apr-14)*	-	-	-	-	-	2.52%	300
BofA Merrill Lynch High Yield Master II Index	-	-	-	-	-	*-0.48%*	

Source: Artisan Partners/MSCI/Russell/BofA Merrill Lynch. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods less than one year are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 21

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 22 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 26, 2014. The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 8% of our assets under management at December 31, 2014, are maintained in separate composites, which are not presented in these materials). Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. Composite returns presented net-of-fees were calculated using the highest model investment advisory fees applicable to portfolios within the composite. Fees may be higher for certain pooled vehicles and the composite may include accounts with performance-based fees. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy—MSCI EAFE® Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE® Small Cap Index; Global Equity Strategy—MSCI ACWI® Index; U.S. Mid-Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; U.S. Mid-Cap Growth Strategy— Russell Midcap® Index; U.S. Small-Cap Strategy—Russell 2000® Index; Global Opportunities Strategy—MSCI ACWI® Index; Non-U.S. Value Strategy—MSCI EAFE® Index; Global Value Strategy— MSCI ACWI® Index; Emerging Markets Strategy—MSCI Emerging Markets IndexSM; High Income Strategy —BofA Merrill Lynch High Yield Master II Index. Unlike the BofA Merrill Lynch High Yield Master ll Index, the Artisan High Income Strategy may hold loans and other security types. At times, this can cause material differences in relative performance. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2014 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in the table on page 4, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 23 NOTES & DISCLOSURES We also present information based on Lipper rankings for series of Artisan Funds. Lipper rankings are based on total return, are historical and do not represent future results. The number of funds in a category may include multiple share classes of the same fund, which may have a material impact on a fund’s ranking within a category. Lipper, a Thomson Reuters company, is the owner of all trademarks and copyrights relating to Lipper rankings. Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE® Index, the MSCI EAFE® Growth Index, the MSCI EAFE® Small Cap Index, the MSCI EAFE® Value Index, the MSCI ACWI® Index and the MSCI Emerging Markets IndexSM are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com) The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. The BofA Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade $US- denominated corporate bonds publicly issued in the US domestic market. An investment cannot be made directly in an index. Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived there from, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Artisan Partners, or any of its products or services. Presentation None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2014 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.